PROVIDENT

Provident Financial Holdings, Inc.

Second Quarter of Fiscal 2024

December 31, 2023

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements as they are subject to various risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to: potential adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth; changes in the interest rate environment, including the past increases in the Board of Governors of the Federal Reserve Board (the "Federal Reserve") benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; the impact of continuing inflation and the current and future monetary policies of the Federal Reserve in response thereto; the effects of any federal government shutdown; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; fluctuations in deposits; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, and other external events on our business; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with and furnished to the Securities and Exchange Commission ("SEC") - which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2024 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Providend Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$12.61
52-Week Range:	$10.16 - $14.98
Shares Outstanding:	6,946,348 shares
Market Capitalization:	$87.6 million
P/E (ttm):	10.97x
Diluted EPS (ttm):	$1.15
Annual Dividend & Yield:	$0.56 (4.44%)
As of December 31, 2023	

Franchise Overview



Los Angeles
Pasadena
San Bernardino
Moreno Valley
Hemet
Palm Springs
Cathedral City
Indio
Temecula
Blythe
Oceanside
Escondido
San Diego
Chula Vista
Tijuana
Mexicali
Yuma
Lake Havasu City
Victorville
Lancaster
Palmdale
Santa Barbara
Oxnard
Huntington Beach
Carlsbad
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Eighth largest deposit market share in Riverside County; Largest deposit market share of community banks

Financial Performance

Developments

- Net Income increased approximately 22% (sequential quarter)
- Net Interest Margin decreased 10 basis points to 2.78% (sequential quarter)
- Net Interest Income decreased approximately 4% (sequential quarter)
- Non-Interest Income increased approximately 17% (sequential quarter)
- Operating Expenses increased approximately 7% (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$9.0
$9.4
$9.4
$9.2
$9.1
$8.8
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Non-Interest Income



(In Millions)
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$1.0
$1.0
$1.0
$1.1
$0.8
$0.9
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Operating Expenses



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.9
$6.8
$6.9
$7.6
$6.9
$7.3
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Financial Performance

Pre-Provision, Pre-Tax Income



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$3.0
$3.5
$3.5
$2.8
$3.0
$2.3
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Pre-Tax Income



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.0
$3.4
$3.3
$2.8
$2.5
$3.0
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Quarterly Net Income



(In Millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$2.1
$2.4
$2.3
$1.8
$1.8
$2.1
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Diluted Earnings Per Share



$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.29
$0.33
$0.33
$0.26
$0.25
$0.31
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Financial Ratios

Net Interest Margin


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.05%
3.05%
3.00%
2.88%
2.88%
2.78%
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Efficiency Ratio


80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
69.63%
65.74%
66.69%
73.37%
69.32%
76.11%
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Return on Average Assets


1.00%
0.75%
0.50%
0.25%
0.00%
0.69%
0.75%
0.72%
0.55%
0.54%
0.66%
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Return on Average Equity


10.00%
7.50%
5.00%
2.50%
0.00%
6.42%
7.27%
7.12%
5.52%
5.40%
6.56%
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Balances and Activity

Developments

- Loans Held for Investment balance virtually unchanged (sequential quarter)
- Yield on Loans Held for Investment increased 13 basis points from September 30, 2023
- Total Deposits balance decreased by approximately 2% (sequential quarter)
- Deposit costs increased 25 basis points from September 30, 2023
- Total Borrowings balance increased by approximately 3% (sequential quarter)
- Borrowing costs increased three basis points from September 30, 2023

Loan to Investment Mix



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$179
$171
$164
$156
$150
$144
$994
$1,040
$1,078
$1,078
$1,072
$1,076
09/30/22
12/31/22
03/31/23
06/30/23
09/30/23
12/31/23
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$468
$430
$89
$480
$465
$88
$513
$466
$90
$519
$461
$91
$522
$457
$88
$522
$459
$89
09/30/22
12/31/22
03/31/23
06/30/23
09/30/23
12/31/23
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$85
$74
$54
$24
$19
$20
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 12/31/23	Interest Rate	Balance as of 12/31/22	Interest Rate
Single-Family	$ 521,944	4.32%	$ 479,730	3.82%
Multi-Family	458,502	5.00%	465,350	4.33%
Commercial Real Estate	88,640	6.20%	88,200	5.08%
Construction	2,534	8.88%	2,388	4.69%
Other	102	5.25%	112	5.25%
Commercial Business	1,616	10.50%	1,358	9.21%
Consumer	68	18.50%	75	17.13%
Total Loans Held for Investment	$ 1,073,406	4.79%	$ 1,037,213	4.17%
Advance Payments of Escrows	106		176	
Deferred Loan Costs, net	9,253		8,778	
Allowance for Credit Losses	(7,000)		(5,830)	
Total Loans Held for Investment, net	$ 1,075,765		$ 1,040,337	

Loan Composition as of 12/31/23



Other 0%
Construction 0%
Commercial Business 0%
Commercial Real Estate 8%
Consumer 0%
Multi-Family 43%
Single-Family 49%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$115 $180 $205 $235 $235 $243
$143 $143 $206 $221 $229 $254
$842 $802 $777 $730 $703 $658
09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23
Transaction Accounts Time Deposits Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 12/31/2023	Rate	At 12/31/2022	Rate
Checking Accounts - Non Interest-Bearing	$ 94,030	- %	$ 108,891	- %
Checking Accounts - Interest-Bearing	275,396	0.04%	331,132	0.04%
Savings Accounts	256,578	0.14%	321,909	0.05%
Money Market Accounts	31,637	0.82%	39,807	0.20%
Time Deposits	254,339	3.76%	143,563	1.18%
Total Deposits (1)(2)	$ 911,980	1.13%	$ 945,302	0.22%
Brokered CDs Included in time deposits above	$ 122,700	5.26%	$ 31,237	2.90%

1) Includes uninsured deposits of approximately $146.1 million and $177.9 million at December 31, 2023 and 2022, respectively.
2) The average balance of deposit accounts was approximately $34 thousand and $33 thousand at December 31, 2023 and 2022, respectively.

Deposit Composition at 12/31/23



10%
30%
28%
4%
28%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 12/31/2023	Rate	At 12/31/2022	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	67,500	4.35%	95,000	4.52%
Over Three to Six Months	32,500	5.00%	10,000	2.25%
Over Six to Twelve Months	40,000	5.21%	35,000	3.74%
Over One to Two Years	67,500	4.14%	20,000	2.50%
Over Two to Three Years	20,000	4.72%	20,000	2.70%
Over Three to Four Years	-	-	-	-
Over Four to Five Years	15,000	4.41%	-	-
Over Five Years	-	-	-	-
Total Borrowings (1)	$ 242,500	4.55%	$ 180,000	3.82%

1) The Bank had approximately $266.5 million and $237.8 million of remaining borrowing capacity at the FHLB – San Francisco, approximately $183.0 million and $142.8 million of borrowing capacity at the Federal Reserve Bank of San Francisco and $50.0 million and $50.0 million of borrowing capacity with its correspondent bank at December 31, 2023 and 2022, respectively.

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio increased to 0.13% from 0.10% at September 30, 2023
- $720,000 Recovery of Credit Losses in the quarter ended December 31, 2023
- No REO
- Early-Stage Delinquencies remain at very low levels

NPA, NPA to Total Assets Ratio and ACL to LHI Ratio



(In Thousands)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	09/30/22	12/31/22	03/31/23	06/30/23	09/30/23	12/31/23
Non-Performing Assets	$964	$956	$945	$1,300	$1,361	$1,750
NPA to Total Assets	0.08%	0.08%	0.07%	0.10%	0.10%	0.13%
ACL to LHI	0.57%	0.56%	0.56%	0.55%	0.72%	0.65%

(Recovery of) Provision for Credit Losses



(In Thousands)
$750
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
$70
$191
$169
$(56)
$545
$(720)
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Non-Performing Asset Composition 12/31/23



0%
0%
0%
0%
0%
0%
100%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Credit Losses (ACL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$5,638
$5,830
$6,001
$5,946
$7,679
$7,000
09/30/22
12/31/22
03/31/23
06/30/23
09/30/23
12/31/23

ACL Allocation as of 12/31/23



1%
0%
0%
1%
0%
9%
89%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other

Delinquent and Non-Performing Loans

	At December 31, 2023				At December 31, 2022			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars in Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	1	$ 334	8	$ 1,750	-	$ -	5	$ 956
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	1	$ 334	8	$ 1,750	-	$ -	5	$ 956

Net Charge-Offs (Recoveries)



(In Thousands)
$10
$5
$-
$(5)
$(10)
$(4)
$(1)
$(2)
$(1)
$-
$-
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California[1] Balance	Southern California[1] Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$ 148,837	29%	$ 176,854	34%	$ 195,996	37%	$ 257	0%	$ 521,944	100%
Multi-Family	60,411	13%	267,624	58%	130,467	29%	-	0%	458,502	100%
Commercial Real Estate	15,250	17%	47,824	54%	25,566	29%	-	0%	88,640	100%
Construction	197	8%	1,615	64%	722	28%	-	0%	2,534	100%
Other	-	0%	102	100%	-	0%	-	0%	102	100%
Total	$ 224,695	21%	$ 494,019	47%	$ 352,751	33%	$ 257	0%	$ 1,071,722	101%

[1] Other than Inland Empire.

Geographic Location 12/31/23



0%
21%
33%
46%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2015 & Prior	2016	2017	2018	2019	2020	2021	2022	2023	TOTAL
Loan Balance (In Thousands)	$31,555	$5,590	$11,057	$7,788	$11,090	$19,804	$154,308	$211,113	$58,330	$520,636
Weighted Avg. LTV (1)	46%	54%	60%	61%	55%	60%	62%	69%	72%	65%
Weighted Avg. Age (In Years)	16.68	7.36	6.58	5.57	4.58	3.41	2.46	1.47	0.64	2.95
Weighted Avg. FICO (2)	730	747	740	744	750	755	764	766	769	762
Number of Loans	164	13	20	20	19	30	210	304	81	861
Geographic Breakdown (%)										
Inland Empire	29%	10%	40%	39%	16%	18%	40%	26%	15%	28%
Southern California (3)	54%	54%	55%	49%	72%	33%	18%	34%	45%	34%
Other California	16%	36%	5%	12%	12%	49%	42%	40%	40%	38%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2015 & Prior	2016	2017	2018	2019	2020	2021	2022	2023	TOTAL
Loan Balance (In Thousands)	$68,606	$17,077	$25,001	$29,626	$58,529	$63,058	$90,405	$77,157	$29,043	$458,502
Weighted Avg. LTV (1)	40%	42%	40%	47%	43%	45%	45%	46%	37%	44%
Wt. Avg. Debt Coverage Ratio (3)	1.81x	1.72x	1.72x	1.43x	1.63x	1.60x	1.77x	1.59x	1.83x	1.68x
Weighted Avg. Age (In Years)	10.00	7.44	6.95	5.52	4.54	3.56	2.52	1.56	0.54	4.35
Weighted Avg. FICO (2)	757	756	754	751	758	761	760	761	758	758
Number of Loans	127	33	43	37	70	70	111	94	36	626
Geographic Breakdown (%)										
Inland Empire	17%	13%	22%	18%	13%	17%	14%	7%	0%	13%
Southern California (4)	49%	53%	61%	68%	69%	63%	49%	62%	57%	58%
Other California	34%	34%	17%	14%	18%	20%	37%	31%	43%	29%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2015 & Prior	2016	2017	2018	2019	2020	2021	2022	2023	TOTAL (5) (6)
Loan Balance (In Thousands)	$13,849	$5,673	$5,066	$5,412	$9,847	$5,521	$5,454	$23,980	$14,259	$88,640
Weighted Avg. LTV (1)	34%	41%	43%	46%	40%	33%	44%	38%	36%	38%
Wt. Avg. Debt Coverage Ratio (3)	1.91x	1.68x	1.44x	1.57x	1.48x	2.04x	1.77x	1.70x	1.76x	1.72x
Weighted Avg. Age (In Years)	9.74	7.67	6.17	5.28	4.47	3.70	2.26	1.49	0.49	4.03
Weighted Avg. FICO (2)	746	777	790	799	763	728	779	774	777	767
Number of Loans	21	10	6	8	13	8	6	27	18	117
Geographic Breakdown (%)										
Inland Empire	44%	7%	2%	10%	19%	9%	44%	10%	8%	17%
Southern California (4)	42%	59%	74%	83%	42%	51%	29%	55%	62%	54%
Other California	14%	34%	24%	7%	39%	40%	27%	35%	30%	29%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.
(5) Comprised of the following: $31.6 million in Office; $36.4 million in Mixed Use ($7.1 million in Office/Retail, $4.8 million in Multi-Family/Retail, $761 thousand in Multi-Family/Office and $3.0 million in Other Mixed Use); $12.9 million in Warehouse; $12.6 million in Retail; $7.0 million in Mobile Home Park; $6.4 million in Medical/Dental Office; $586 thousand in Restaurant/Fast Food; $477 thousand in Automotive – Non-Gasoline; $318 thousand in Live/Work Unit.
(6) Consisting of $77.0 million or 86.9% in investment properties and $11.6 million or 13.1% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Strong Capital Ratios
- 4.44% cash dividend yield (approximately)
- Purchased approximately 63,000 shares of common stock in the second quarter of fiscal 2024

Stock Repurchase Plan Activity



(# of Shares)
125,000
100,000
75,000
50,000
25,000
-
49,624
103,290
98,307
51,498
36,112
62,710
Q1FY23
Q2FY23
Q3FY23
Q4FY23
Q1FY24
Q2FY24

Bank Capital Ratios



20.00%
15.00%
10.00%
5.00%
0.00%

	09/30/22	12/31/22	03/31/23	06/30/23	09/30/23	12/31/23
Tier 1 Leverage Ratio	9.74%	9.55%	9.59%	9.59%	9.25%	9.43%
CET1 Ratio	17.67%	17.87%	17.90%	18.50%	17.91%	18.20%
Tier 1 Risk-Based Capital Ratio	17.67%	17.87%	17.90%	18.50%	17.91%	18.20%
Total Risk-Based Capital Ratio	18.54%	18.74%	18.78%	19.38%	19.06%	19.24%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	03/31/22	06/30/22	09/30/22	12/31/22	03/31/23	06/30/23	09/30/23	12/31/23
Price /TBV	0.95x	0.84x	0.80x	0.76x	0.74x	0.69x	0.71x	0.68x